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                                                                  EXHIBIT 10.T.4


                                 AMENDMENT NO. 1
                                     TO THE
                          TRUST AND SERVICING AGREEMENT


                                                    dated as of December 8, 1998


         AMENDMENT NO. 1 TO THE TRUST AND SERVICING AGREEMENT, dated as of December 8, 1998 ("Amendment No. 1") to that certain Trust and Servicing Agreement, dated as of September 1, 1998 (the "Trust and Servicing Agreement") among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Issuer" or the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware partnership, as Depositor (the "Depositor"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, as Servicer (the "Servicer"), FINOVA CAPITAL CORPORATION, as Transfer Obligor (the "Transfer Obligor") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee (the "Owner Trustee").

                             PRELIMINARY STATEMENTS

         WHEREAS, the parties hereto have entered into the Trust and Servicing Agreement,

         WHEREAS, Section 17.02 provides that the Trust and Servicing Agreement may be amended in writing by the parties thereto; and

         WHEREAS, the parties hereto wish to make certain amendments to the Trust and Servicing Agreement;

         NOW, THEREFORE, in consideration of the promises and the mutual agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the meaning set forth in the Trust and Servicing Agreement.

         2. Amendment to the Trust and Servicing Agreement. Section 1.01 is hereby amended as follows:

         Deleting the definition of "Accrual Period" and by replacing such definition with the following:

         "Accrual Period" With respect to the Class A Certificates and any Distribution Date, the period commencing on and including the first day after the end of the
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         prior Accrual Period (or in the case of the December 11, 1998,
         Distribution Date, the period commencing on and including November 12,
         1998) and ending on the related Determination Date; provided, however, that the Accrual Period relating to the final Distribution Date will end on the final Distribution Date.

         3. Full Force and Effect. Except as modified by this Amendment No. 1, the Trust and Servicing Agreement shall other wise remain in full force and effect against any and all of the parties thereunder.

         4. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflicts of laws provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance therewith.

         5. Counterparts. This Amendment No. 1 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together constitute but one and the same instrument.
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IN WITNESS WHEREOF the parties have executed this Amendment No. 1 as of the date first above written.

                                    FINOVA COMMERCIAL MORTGAGE LOAN OWNER
                                    TRUST 1998-1, as Issuer

                                    By:  Wilmington Trust Company, not in its
                                         individual capacity but solely as Owner
                                         Trustee

                                    By:  /s/ Rosemary Pantano
                                         --------------------------------------
                                         Name:  Rosemary Pantano
                                         Title: Financial Services Officer


                                    FINOVA REALTY CAPITAL WAREHOUSE FUNDING,
                                    L.P., as Depositor

                                    By:  FINOVA Warehouse Funding Inc., as
                                         General Partner

                                    By:  /s/ Michael Bender
                                         --------------------------------------
                                         Name:  Michael Bender
                                         Title: Vice President


                                    FINOVA CAPITAL CORPORATION, as Loan
                                    Originator

                                    By:  /s/ Michael Bender
                                         --------------------------------------
                                         Name:  Michael Bender
                                         Title: Vice President


                                    FINOVA CAPITAL CORPORATION, as Transfer
                                    Obligor

                                    By:  /s/ Michael Bender
                                         --------------------------------------
                                         Name:  Michael Bender
                                         Title:  Vice President
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                                    FINOVA CAPITAL CORPORATION, as Servicer

                                    By:  /s/ Michael Bender
                                         --------------------------------------
                                         Name:  Michael Bender
                                         Title: Vice President


                                    WILMINGTON TRUST COMPANY, as Owner Trustee

                                    By:  /s/ Rosemary Pantano
                                         --------------------------------------
                                         Name:  Rosemary Pantano
                                         Title:  Financial Services Officer